================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)    November 11, 2004
                                                        ------------------------

                                BRIGHTPOINT, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-23494                                            35-1778566
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                     46168
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (317) 707-2355
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 11, 2004 the Board of Directors of Brightpoint, Inc. (the "Company"), based upon the recommendation of the Corporate Governance and Nominating Committee of the Board, approved certain changes to the compensation payable to those persons who serve as Independent Directors of the Company (determined in accordance with the Company's Corporate Governance Principles), other than the Lead Independent Director, for 2005.

For 2005, the annual compensation payable to the Company's Independent Directors (other than the Lead Independent Director) will be as follows:

1. A $50,000 cash retainer;

2. 2,000 restricted shares of the Company's common stock which shall constitute "Annual Awards" under the Company's Amended and Restated Independent Director Stock Compensation Plan (the "Plan"); and

3. Additional equity compensation equal to the difference resulting from subtracting the value of the 2,000 Annual Awards referred to in 2. above and granted in accordance with the Plan from $50,000, provided that such compensation is taken as "Elective Awards" under the Plan.

         The 2005 board compensation for Independent Directors, other than the Lead Independent Director, is the same as in 2004, except for the additional equity compensation described in 3. above.

On November 30, 2004, the Board of Directors of the Company, upon the recommendation the Corporate Governance and Nominating Committee, decided to amend the "Required Share Condition" under the Company's Corporate Governance Principles, and thereby the Plan, to increase the percentage of annual board compensation an Independent Director must receive in restricted stock from 30% to 50%. Under the Plan, Elective Awards are required to be received in the form of shares of the Company's common stock unless the director to receive the Elective Award has holdings of Company common stock that meet the "Threshold Amount" as defined in the Plan, in which case the director can elect to receive the additional compensation in cash or a combination of cash and restricted shares of the Company's common stock.

On November 30, 2004, the Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, approved the following compensation to be received by the Company's Lead Independent Director for 2005:

1.       A $100,000 cash retainer;

2. 2,000 restricted shares of the Company's common stock which shall constitute Annual Awards under the Plan; and

3. Additional equity compensation equal to the difference obtained by subtracting the value of the 2,000 Annual Awards referred to in 2. above and granted in accordance with the Plan from $100,000, provided that such compensation is taken as Elective Awards under the Plan.

         The 2005 board compensation for the Lead Independent Director is the same as in 2004, except for the additional equity compensation described in 3. above.

         In addition, the Board of Directors on November 30, 2004 determined to maintain for 2005 the same chairperson and committee additional compensation as follows: additional compensation of $20,000 to be received by the Corporate Governance and Nominating Committee chairperson, $20,000 to be received by the Compensation and Human Resources Committee chairperson and $35,000 to be received by the Audit Committee chairperson for services to be rendered by them in those capacities and annual payments of $10,000 to be received by members of the Audit Committee for services rendered in their capacity as Audit Committee members.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BRIGHTPOINT, Inc.
                                       (Registrant)

                                       By: /s/ Steven E. Fivel
                                           ------------------------------------
                                           Steven E. Fivel
                                           Executive Vice President and
                                           General Counsel

Date:  December 6, 2004